UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2016 (February 8, 2016)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

As previously disclosed, on July 15, 2015, Walter Energy, Inc., a Delaware corporation (“Walter Energy” or the “Company”), and certain of the Company’s wholly owned domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Bankruptcy Court”). The Company’s Chapter 11 cases (the “Chapter 11 Cases”) are being administered under the caption In re Walter Energy, Inc., et al., Case No. 15-02741-TOM11.

On February 8, 2016, the Company, as borrower, entered into a Senior Secured Superpriority Debtor-in Possession Credit Agreement, with each of its domestic subsidiaries, as guarantors, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and escrow agent for the lenders and collateral agent for the secured creditors (the “DIP Credit Agreement”).  The DIP Credit Agreement provides for a new debtor-in-possession credit facility under Section 364 of the Bankruptcy Code, in an aggregate principal amount not to exceed $50,000,000, subject to the terms and conditions detailed therein.

The Debtors will use the proceeds of the DIP Credit Agreement for working capital and general corporate purposes, including the payment of certain prepetition amounts and expenses in connection with the administration of the Chapter 11 Cases, subject to the terms and conditions of the DIP Credit Agreement and the Final DIP Order (as defined in the DIP Credit Agreement).

The stated maturity of the DIP Credit Agreement is February 29, 2016, but is subject to extension and certain automatic extensions set forth therein relating to the closing of the Company’s proposed Bankruptcy Code Section 363 sale pursuant to the Asset Purchase Agreement (as defined in the DIP Credit Agreement).

Borrowings under the DIP Credit Agreement will bear interest at a rate equal to 12% per annum payable in cash upon termination of the facility.  Upon closing the Company paid an upfront fee of $3,750,000, which represents 7.5% of the aggregate commitment under the facility, and a put option premium of 7.5% of the backstop commitment provided by certain Lenders under the facility.  The Company will also pay a drawdown fee of 2.5% of amounts withdrawn.

The obligations under the DIP Credit Agreements constitute, subject to carve-outs for certain fees and expenses, superpriority administrative expense claims in the Chapter 11 Cases, secured by senior priming perfected first priority security interests and liens on all present and after acquired property of the Debtors, which security interests and liens are subject only to the carve-out and certain other permitted priority and approved liens specified in the Final DIP Order.

The DIP Credit Agreement provides that the Debtors must comply with operating and capital expenditure budgets approved by the lenders set forth therein.  The DIP Credit Agreement also contains certain covenants which, among other things, and subject to certain exceptions, restrict the Debtors’ ability to incur additional debt or liens, pay dividends, repurchase its limited liability company interests, prepay certain other indebtedness, sell, transfer, lease, or dispose of assets, and make investments in or merge with another company. If the Debtors were to violate any of the covenants under the DIP Credit Agreement and were unable to obtain a waiver, it would be considered a default. If the

Debtors were in default under the DIP Credit Agreement, no additional borrowings thereunder would be available until the default was waived or cured, and all obligations would become immediately due and payable. The DIP Credit Agreement provides for customary events of default, including a cross-event of default provision in respect of post-petition or unstayed indebtedness in excess of $500,000.

The description of the DIP Credit Agreement above is subject to the terms thereof, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the related exhibits contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this release, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this release.  All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions.  All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its Chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements.  Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, (ii) the ability of Walter Energy and its subsidiaries to consummate a Section 363 sale, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that Walter Energy will operate under Chapter 11 protection and the continued

availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with Walter Energy’s ability to confirm and consummate a Section 363 sale, (vii) the potential adverse effects of the Chapter 11 Cases on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute a Section 363 sale, and other risks and uncertainties.  Forward-looking statements made by Walter Energy in this release, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results.  Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statements made in this release may not occur and should not place undue reliance on any forward-looking statements.

Walter Energy cautions that the trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. The consummation of a Section 363 sale would result in Walter Energy’s outstanding common stock losing substantial value, and the holders of Walter Energy’s common stock are currently contemplated not to receive any distribution or other favorable treatment within the Chapter 11 Cases. Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this Current Report and the related exhibits.

Item 9.01.    Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit Description

4.1

Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated February 8, 2016, among Walter Energy, Inc., as borrower, each domestic subsidiary of Walter Energy, Inc., as guarantors, the lenders party thereto, and Citibank, N.A., as administrative agent, escrow agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2016

WALTER ENERGY, INC.

	By:	/s/ Earl H. Doppelt
		Name:	Earl H. Doppelt
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1

Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated February 8, 2016, among Walter Energy, Inc., as borrower, each domestic subsidiary of Walter Energy, Inc., as guarantors, the lenders party thereto, and Citibank, N.A., as administrative agent, escrow agent and collateral agent.